CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Douglas Lindgren, Principal Executive Officer of UBS Multi-Strat Fund, L.L.C. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  March  8, 2007            /s/ Douglas Lindgren
     --------------------        -----------------------------------------------
                                 Douglas Lindgren, Principal Executive Officer
                                 (principal executive officer)


I, C. Philip Tazza, Principal Accounting Officer of UBS Multi-Strat Fund, L.L.C. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  March  8, 2007            /s/ C. Philip Tazza
     --------------------        -----------------------------------------------
                                 C. Philip Tazza, Principal Accounting Officer
                                 (principal financial officer)